PAGE 1
KEYSTONE DIVERSIFIED BOND FUND (B-2)
SEEKS GENEROUS INCOME AND CAPITAL PRESERVATION FROM A BROAD SPECTRUM OF BONDS.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Diversified Bond Fund (B-2) for the six-month period which ended February 28, 1997. Following our report, we have included a discussion with your Fund's management team and complete financial information.

PERFORMANCE

Your Fund returned 7.16% for the six-month period and 7.92% for the twelve-month period, which ended February 28, 1997. These return figures include both price changes and reinvested dividends. With such strong performance, your Fund ranked 10th out of the 123 funds in its competitive group for the past year, according to Lipper Analytical Services.
  The Lehman Aggregate Bond Index, a broad-based index of corporate, government and mortgage-backed securities, returned 5.38% and 5.35% respectively, for the same six and twelve-month periods.
  We believe your fund performed very well. The returns were achieved despite a period of market uncertainty in the U.S. in the first half of 1996. Over the past twelve months, your Fund's management made several strategic portfolio adjustments which we believe enhanced total return. Your Fund's flexible investment philosophy, as well as management's thorough research, enabled us to capitalize on relative value, worldwide.

MARKET ENVIRONMENT

Fixed-income investors benefited from a positive market environment over the past six months. The economic uncertainties and interest rate volatility that had characterized the fixed-income market in early 1996 began to subside by mid-year. At that time, reports confirmed moderate economic growth and low inflation. This calmed investors' concerns about burgeoning inflation and the need for a more restrictive monetary policy. As investors became more confident that this favorable economic climate would continue, interest rates stabilized and eventually trended downward.

INVESTMENT STRATEGY

We employed your Fund's flexible investment philosophy to select those sectors and securities that we believed offered the best relative value. A prime focus of this strategy was to choose those bonds that we thought would perform best in an atmosphere of steady economic growth and low inflation. This included a combination of high-grade and high-yield corporate bonds, mortgage-backed securities and collateralized mortgage obligations (CMOs) and U.S government securities.
  Specifically, in the high-grade corporate bond sector we emphasized banks and finance and restructured the Fund in terms of credit quality. We reduced the Fund's reliance on AAA-rated and AA-rated bonds, in light of the positive economic environment and reallocated assets to BBB-rated bonds to increase yield. Your Fund also had a meaningful position in high-yield bonds, which are bonds that are rated "BB" and below. High yield debt was the top-performing U.S. fixed-income sector in 1996. As the yield advantage offered by high yield vs. high grade narrowed over the period, we realized profits and shifted assets towards higher-rated securities.
  Mortgage-backed securities, collateralized mortgage obligations and U.S. government securities also played important roles in our investment strategy. Mortgage-backed securities and CMOs provided high credit quality and an attractive stream of income to the portfolio. We built your Fund's position in U.S. government securities by reducing holdings in

                                 -- CONTINUED--

PAGE 2
KEYSTONE DIVERSIFIED BOND FUND (B-2)

the foreign government sector, realizing attractive gains. When we shifted those assets to U.S. government securities, we also extended the Fund's average maturity, which locked-in high yields for a longer period of time.
  As of February 28, 1997, the average rating of your Fund was A+. Its average maturity stood at 12.8 years.

OUTLOOK

As we look ahead, we anticipate the atmosphere of moderate economic growth and low inflation of the past few months to continue. We would not be surprised to see periods of volatility, however, as investors monitor developments within the economy. We expect these fluctuations to be short-term in nature and to be contained within a narrow range. An environment of moderate economic growth and low inflation historically has been positive for fixed-income investors. Combined with your Fund's ability to be flexible and diversify, we are confident that many opportunities lie ahead.

KEYSTONE ACQUIRED BY FIRST UNION CORPORATION

We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.
  First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Service and marketing will now be conducted under the "Evergreen Keystone Funds" umbrella.
  Thank you for your continued support of Keystone Diversified Bond Fund (B-2). If you have any comments about your investment, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

April 1997

                               A Discussion With
                              Your Fund's Manager


                         (Photo of Christopher P. Conkey
                                  appears here)

   CHRISTOPHER P. CONKEY IS CHIEF INVESTMENT OFFICER OF KEYSTONE'S FIXED INCOME GROUP AND IS THE PORTFOLIO MANAGER OF YOUR FUND. A CHARTERED FINANCIAL ANALYST, MR. CONKEY HAS 12 YEARS OF EXPERIENCE MANAGING FIXED-INCOME INVESTMENTS. HE HOLDS A BA IN ECONOMICS FROM CLARK UNIVERSITY AND AN MBA IN FINANCE FROM BOSTON UNIVERSITY. TOGETHER WITH ANALYSTS DAVID
   J. BOWERS AND GARY E. PZEGEO, THE TEAM EVALUATES THE ECONOMIC
                    ENVIRONMENT IN SELECTING BONDS FOR YOUR FUND.

Q WHAT WAS THE ENVIRONMENT LIKE FOR FIXED-INCOME SECURITIES OVER THE PAST SIX MONTHS?

A The environment was positive, both in the U.S. and in certain foreign countries. In the U.S., an increasingly favorable economic climate and strong demand from foreign investors drove interest rates lower. In the foreign sector, countries including Germany, the United Kingdom, Canada and Spain experienced what we consider to be an atmosphere of positive economic, political and social change. This change created a positive atmosphere for their fixed-income securities and pushed their interest rates lower.

Q DOMESTIC INTEREST RATES WERE SO VOLATILE IN THE FIRST HALF OF 1996. WHAT CAUSED THE U.S. ENVIRONMENT TO CHANGE AND BECOME SO FAVORABLE DURING THIS REPORTING PERIOD?

A The economy grew at a moderate rate and inflation remained low over the past six months. In the first half of 1996, economic activity grew at a pace that many investors considered to be too robust to keep inflation well contained. Although interest rates still exhibited some volatility while investors waited for slower growth to be confirmed, the fluctuations took place within a narrow range. The slowdown, combined with continued low inflation gave investors confidence that the Federal Reserve Board would not raise interest rates over the near-term.

Q  IS THAT WHAT ATTRACTED FOREIGN DEMAND?

A The favorable economic climate was an important reason that foreign investors were drawn to the U.S. fixed-income market. Global liquidity increased significantly in 1996, due to expansionary monetary policies, particularly in Europe and Japan. In seeking to invest this excess cash, foreign investors also were attracted to the high "real" interest rates in the U.S. or the interest rate received by the investor when inflation is subtracted. These high "real" interest rates, combined with a strong U.S. dollar, moderate economic growth and low inflation, made the U.S. an attractive investment environment for foreigners.

 FUND PROFILE

 OBJECTIVE: Seeks generous income and capital preservation from a broad spectrum of bonds.

 INCEPTION DATE: September 11, 1935

 AVERAGE MATURITY: 12.8 years

 AVERAGE QUALITY: A+

 NET ASSETS: $516 million

 Newspaper Listing: "DivrB2"

PAGE 4
KEYSTONE DIVERSIFIED BOND FUND (B-2)

Q  IN WHAT TYPES OF SECURITIES DID THE FUND INVEST OVER THE PAST SIX MONTHS?

A We emphasized bonds that we thought would perform well in an atmosphere of moderate economic growth and low inflation. These included corporate bonds, mortgage-backed securities and collateralized mortgage obligations (CMOs), and U.S. government securities.

Corporate bonds comprised approximately 49% of net assets and mortgage-backed securities and CMOs made up approximately 20% of net assets, as of the end of the reporting period. The portfolio maintained an average rating of A+ as of February 28, 1997.

Within the high-grade corporate bond sector, we emphasized A-rated and BBB-rated securities and reduced holdings in AAA-rated and AA-rated bonds. A-rated and BBB-rated securities provided additional yield, which was appealing in this low interest rate environment. In fact, in general, lower-rated securities outperformed higher-rated securities over the past six months. The healthy economic environment was conducive to higher corporate profits and consequently, investors felt more comfortable assuming the additional credit risk of lower-rated securities. This was especially true for high yield bonds.

We concentrated on banks and finance within the high-grade sector. Many positive events, including mergers and ratings improvements have been taking place in that sector. Banks and financial service companies have benefited from the environment of moderate economic growth and low inflation. We believe this atmosphere has set the stage for the strong and improving credit quality in many loan portfolios, as well as the high quality of earnings we have witnessed from many banks. The Fund's investment in banks and finance also served to diversify the portfolio, since the high yield sector is almost exclusively invested in industrial bonds.

Q  HOW DID YOU STRUCTURE THE PORTFOLIO WITH REGARD TO HIGH YIELD BONDS?

A We realized profits in B-rated high yield bonds and focused on BB-rated securities. High yield bonds are those that are rated BB and below. BB-rated bonds represent the highest quality available within the high yield market. There was heavy demand for these securities over the past six months and they generated impressive returns. This demand, however, eventually pushed yields so low relative to higher-rated credits that we believed that some higher-rated bonds offered better value. As of February 28, 1997, approximately 24.8% of the Fund was invested in high yield bonds.

Q  WHAT OTHER STRATEGIES DID YOU USE IN MANAGING THE PORTFOLIO?

A We continued to seek value worldwide, shifting assets to those market sectors that we believed provided the best relative opportunity. We increased the Fund's investment in U.S. government bonds from 9% on August 31, 1996 to 16% on February 28, 1997. We also decreased the portfolio's holdings in the foreign sector from 17% to 12% during the same period. The foreign sector had performed very well, so we realized the gains for the portfolio and shifted assets to the U.S.

As part of this move, we extended the Fund's average maturity to 12.8 years, as of February 28, 1997 from 11 years on August 31, 1996. We lengthened average maturity when we believed that U.S. interest rates had peaked and were about to fall. This helped the portfolio to keep the highest yields for a longer period of time.

Q  HOW ABOUT THE FUND'S POSITION IN MORTGAGE-BACKED SECURITIES AND CMOS?

A Mortgage-backed securities and CMOs provided attractive yield and high credit quality. The manner in which CMOs are structured also reduced the prepayment risk to the portfolio. The bonds have performed extremely well. We concentrated the Fund's CMO investments in securities backed by commercial real estate. This economic sector has experienced a dramatic turnaround from its downturn in the early 1990's and is currently in excellent financial condition.

Q  WHAT IS YOUR OUTLOOK OVER THE NEXT SIX MONTHS?

A We continue to anticipate a steady interest rate environment, similar to that of the past few months. We expect the economy to grow at a pace of 1 1/2% to 3% and for inflation to remain well contained. The economy still exhibits signs of strength, particularly in the housing and manufacturing sectors and in consumer confidence. However, consumer borrowing has slowed. This could dampen the rate of growth, since consumer spending accounts for two-thirds of domestic economic activity.

We believe that the U.S. economy is in a prolonged moderate growth cycle, with periodic over-heating and recessionary scares. This leads to a bond market that should trade in a volatile pattern, but within a generally well-defined range. Longer term, we do not see excesses in the economy that could cause embedded higher inflation. That type of setting should bode well for the fixed-income markets.
                                   (diamond)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                  ATTN: SHAREHOLDER COMMUNICATIONS, 22ND FLOOR
             200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034.

PAGE 6
KEYSTONE DIVERSIFIED BOND FUND (B-2)

             Your Fund's
             Performance


(Graphics chart appears here an
it plot points are as follows:)

                            REINVESTED            INITIAL
                           DISTRIBUTIONS        INVESTMENT

2/87                          10000              10000
2/88                           9246.78           10228.5
2/89                           8835.48           10801
2/90                           8022.8            10896.8
2/91                           7462.84           11387.9
2/92                           7923.69           13317.6
2/93                           8186.32           14972.9
2/94                           8270.57           16365
2/95                           7418.24           15792.5
2/96                           7462,84           17335.4
2/97                           7522.3            1870.8


 SIX-MONTH PERFORMANCE        AS OF FEBRUARY 28, 1997
 Total return*                                              7.16%
 Net asset value                 8/31/96                   $14.65
                                 2/28/97                   $15.18
 Dividends                                                  $0.51
 Capital gains                                               None

 * BEFORE DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE (CDSC)

[CAPTION]

     HISTORICAL RECORD               AS OF FEBRUARY 28, 1997
                                            IF YOU     IF YOU DID
 CUMULATIVE TOTAL RETURN                   REDEEMED    NOT REDEEM
 1-year                                       4.92%        7.92%
 5-year                                      40.47%       40.47%
 10-year                                     87.08%       87.08%

 Average annual total return
 1-year                                       4.92%        7.92%
 5-year                                       7.03%        7.03%
 10-year                                      6.46%        6.46%

 The one year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than your original cost.

 You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

SCHEDULE OF INVESTMENTS-- FEBRUARY 28, 1997 (UNAUDITED)

                                                                                 INTEREST   MATURITY        PAR           MARKET
                                                                                   RATE       DATE         VALUE          VALUE
FIXED INCOME (98.2%)
INDUSTRIAL BONDS & NOTES (49.1%)
ADVERTISING & PUBLISHING (0.6%)
  K-III Communications Corporation          Sr. Notes                              8.500%      2006    $   2,000,000   $  2,000,000
  Lamar Advertising Corporation             Notes                                  9.675       2006        1,250,000      1,306,250
                                                                                                                          3,306,250
AMUSEMENTS (2.1%)
  Casino America, Incorporated              Sr. Secd. Notes                       12.500       2003        3,500,000      3,587,500
  Six Flags Theme Parks, Incorporated
    (Eff. Yield 11.12%) (c)                 Sr. Disc. Notes                        0.000       2005        2,250,000      2,227,500
  Trump Atlantic City Associates            1st Mtge. Notes                       11.250       2006        5,000,000      4,825,000
                                                                                                                         10,640,000
BROADCASTING (0.5%)
  Sinclair Broadcast Group, Incorporated    Sr. Notes (Subord.)                   10.000       2005        2,500,000      2,612,500
BUILDING MATERIALS (2.4%)
  Continental Homes Holding Corporation     Sr. Notes                             10.000       2006        3,000,000      3,150,000
  HMH Properties, Incorporated              Sr. Secd. Notes                        9.500       2005        5,000,000      5,262,500
  Schuller International Group,
    Incorporated                            Sr. Notes                             10.875       2004        2,500,000      2,775,000
  Webb Corporation                          Sr. Notes (Subord.)                    9.750       2008        1,000,000      1,018,750
                                                                                                                         12,206,250
CABLE (1.5%)
  Comcast Corporation
    (Eff. Yield 11.72%) (c)                 Sr. Disc. Deb. (Subord.)               0.000       2000        3,380,000      2,475,850
  Continental Cablevision                   Sr. Notes                              8.625       2003        3,500,000      3,775,695
  Fundy Cable Limited                       Sr. Secd. Second Priority Note        11.000       2005        1,175,000      1,251,375
                                                                                                                          7,502,920
CAPITAL GOODS (1.8%)
John Deere Capital Corporation              Deb.                                   8.625       2019        8,850,000      9,488,173
CHEMICALS (0.8%)
  ISP Holdings                              Sr. Notes                              9.750       2002        2,166,000      2,306,790
  Rexene Corporation                        Sr. Notes                             11.750       2004        1,450,000      1,642,125
                                                                                                                          3,948,915

                                                        (CONTINUED ON NEXT PAGE)

PAGE 8
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- FEBRUARY 28, 1997 (UNAUDITED)

                                                                                 INTEREST   MATURITY        PAR           MARKET
                                                                                   RATE       DATE         VALUE          VALUE
CONSUMER GOODS (2.0%)
  Coty, Incorporated                        Sr. Notes (Subord.)                   10.250%      2005    $   2,500,000   $  2,750,000
  Revlon Worldwide Corporation
    (Eff. Yield 12.95%) (c)                 Sr. Secd. Disc. Notes                  0.000       1998        3,500,000      3,281,250
  Revlon Worldwide Corporation
    (Eff. Yield 10.75%) (b) (c)             Sr. Secd. Disc. Notes                  0.000       2001        6,840,000      4,486,356
                                                                                                                         10,517,606
DIVERSIFIED COMPANIES (3.0%)
  General Electric Capital Corporation      Notes                                  7.500       2035        6,000,000      6,109,920
  Grand Metropolitan Investment
    Corporation                             Sr. Notes                              7.450       2035        9,000,000      9,483,480
                                                                                                                         15,593,400
ENERGY & ELECTRICAL PRODUCTS (1.2%)
  Affinity Group                            Sr. Notes                             11.500       2003        2,500,000      2,625,000
  Arrow Electronics, Incorporated           Sr. Notes                              7.000       2007        3,800,000      3,736,968
                                                                                                                          6,361,968
FINANCE (9.6%)
  ABN Amro Bank                             Subord. Debs.                          7.300       2026        3,000,000      2,786,790
  Amsouth Bancorporation                    Subord. Debs.                          6.750       2025       10,000,000      9,768,500
  APP International Finance Company B. V.   Secd. Sr. Notes                       11.750       2005        2,000,000      2,205,000
  Commercial Credit Group, Incorporated     Notes                                 10.000       2009        5,000,000      6,057,150
  First Nationwide Holdings                 Sr. Notes                             12.500       2003        2,500,000      2,825,000
  JPM Capital Trust II                      Deb.                                   7.950       2027        5,000,000      5,041,750
  NB Capital Trust II                       Notes                                  7.830       2026        9,000,000      8,965,440
  Paine Webber Group, Incorporated          Sr. Notes                              7.625       2008       10,000,000     10,081,100
  Tembec Finance Corporation                Sr. Notes                              9.875       2005        2,000,000      2,015,000
                                                                                                                         49,745,730
FOODS (0.6%)
  TLC Beatrice International Holdings,
    Incorporated                            Sr. Secd. Notes                       11.500       2005        3,000,000      3,210,000
HEALTHCARE (0.7%)
  Genesis Health Ventures, Incorporated     Sr. Notes (Subord.)                    9.250       2006        3,250,000      3,315,000
HOTELS (0.2%)
  Wyndham Hotel Corporation                 Sr. Notes (Subord.)                   10.500       2006        1,000,000      1,070,000

SCHEDULE OF INVESTMENTS-- FEBRUARY 28, 1997 (UNAUDITED)

                                                                                 INTEREST   MATURITY        PAR           MARKET
                                                                                   RATE       DATE         VALUE          VALUE
INSURANCE (7.5%)
  Lumbermens Mutual Casualty
    Corporation (b)                         Sr. Notes (Subord.)                    9.150%      2026    $   5,000,000   $  5,476,500
  MBIA, Incorporated                        Deb.                                   9.375       2011       15,250,000     18,039,835
  Nationwide CSN Trust (b)                  Sr. Notes                              9.875       2025       10,000,000     10,922,600
  Reliance Group Holdings, Incorporated     Sr. Deb. (Subord.)                     9.750       2003        4,000,000      4,220,000
                                                                                                                         38,658,935
METALS & MINING (0.7%)
  Koppers Industries, Incorporated          Sr. Notes                              8.500       2004        3,500,000      3,430,000
MUNICIPALS (1.0%)
  Los Angeles, California (b)               Fire Safety Improvements               8.480       2015        4,896,414      5,086,150
                                            Assessment Dist. #1
OIL & OIL SERVICES (4.2%)
  Apache Corporation                        Deb.                                   7.625       2096        2,500,000      2,461,325
  Occidental Petroleum Corporation          Sr. Deb.                              10.125       2009        5,500,000      6,699,990
  Oslo Seismic (b)                          1st Prf. Mtg. Notes                    8.280       2011        9,809,897     10,050,926
  Stena AB                                  Sr. Notes                             10.500       2005        2,000,000      2,190,000
                                                                                                                         21,402,241
RETAIL (0.4%)
  Cole National Group, Incorporated         Sr. Notes                             11.250       2001        2,000,000      2,205,000
TELECOMMUNICATIONS (6.5%)
  Adelphia Communications Corporation (b)   Sr. Notes                              9.875       2007        2,000,000      1,935,000
  American Media Operations Corporation     Sr. Notes (Subord.)                   11.625       2004        4,000,000      4,400,000
  Benedek Communications
    (Eff. Yield 12.24%) (b) (c)             Sr. Disc. Notes (Subord.)              0.000       2006        3,750,000      2,390,625
  Cablevision Systems Corporation           Sr. Deb. (Subord.)                     9.875       2013        1,500,000      1,507,500
  Cablevision Systems Corporation           Sr. Deb. (Subord.)                    10.500       2016        1,500,000      1,575,000
  Comcast Corporation                       Sr. Deb. (Subord.)                    10.625       2012        2,500,000      2,812,500
  Marcus Cable Operations Limited
    Partnership (Eff. Yield 10.91%) (c)     Sr. Disc. Notes (Subord.)              0.000       2004        3,000,000      2,505,000
  Millicom International Cellular S. A.
    (b)                                     Sr. Notes (Subord.)                   13.500       2006        3,750,000      2,531,250
  Pricecellular Wireless Corporation
    (Eff. Yield 10.52%) (c)                 Sr. Disc. Notes                        0.000       2003        4,025,000      3,642,625
  SFX Broadcasting, Incorporated            Sr. Notes (Subord.)                   10.750       2006        3,500,000      3,780,000
  Telewest PLC (Eff. Yield 9.83%) (c)       Sr. Disc. Deb.                         0.000       2007        5,000,000      3,437,500
  Vanguard Cellular Systems, Incorporated   Sr. Deb.                               9.375       2006        3,000,000      3,045,000
                                                                                                                         33,562,000

                                                        (CONTINUED ON NEXT PAGE)

PAGE 10
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- FEBRUARY 28, 1997 (UNAUDITED)

                                                                                 INTEREST   MATURITY        PAR           MARKET
                                                                                   RATE       DATE         VALUE          VALUE
TRANSPORTATION (0.8%)
  Golden State Petroleum Transportation
    Corporation (b)                         1st Pfd. Mtge. Notes                   8.040%      2019    $   4,000,000   $  3,958,750
UTILITIES (1.0%)
  El Paso Electric Company                  1st Mtge. Bonds                        9.400       2011        5,000,000      5,381,300
TOTAL INDUSTRIAL BONDS & NOTES (COST-- $247,016,604)                                                                    253,203,088
FOREIGN BONDS (U.S. DOLLARS) (3.0%)
  Grupo Televisa S.A. (b)                   Sr. Notes                             11.875       2006        1,500,000      1,668,750
  Indah Kiat International Finance Company
    B. V.                                   Sr. Secd. Notes                       12.500       2006        3,000,000      3,360,000
  Ispat Mexicana S.A.                       Sr. Unsecd. Deb.                      10.375       2001        4,000,000      4,070,000
  Republic of Argentina                     Deb.                                  11.375       2017        1,800,000      1,912,500
  Transportacion Maritima Mexicana          Sr. Notes                             10.000       2006        3,500,000      3,473,750
  TV Azteca S.A. de C.V. (b)                Sr. Notes                             10.500       2007          750,000        761,250
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST-- $13,903,769)                                                                  15,246,250
FOREIGN BONDS (NON U.S. DOLLARS) (11.3%)
  Canada Government                         Deb.                                   8.750       2005       18,400,000     15,646,799
                                                                                                       Canadian Dollars
  Federal Republic of Germany               Deb.                                   6.500       2003       16,813,000     10,799,169
                                                                                                       German Marks
  Federal Republic of Germany               Deb.                                   6.875       2005       24,700,000     16,121,434
                                                                                                       German Marks
  United Kingdom Treasury                   Govt. Gtd.                             7.000       2001        9,670,000     15,796,277
                                                                                                       Pound Sterling
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST-- $60,643,814)                                                              58,363,679
COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)
  Asset Securitization Corporation
    (Est. Mat. 2011) (a)                    Series 1996-D3                         7.707       2026        3,000,000      3,060,000
  Chase Mortgage Finance Corporation
    (Est. Mat. 2005) (a) (b)                Series 1994-L                          7.875       2025        3,015,753      2,937,532
  Collateralized Mortgage Investors Trust
    (Est. Mat. 1997) (a)                    Series 6 Class D                       8.800       2006          580,957        579,864
  Criimi Mae Financial Corporation
    (Est. Mat. 2003) (a)                    Series 1 Class A                       7.000       2033        3,237,260      3,107,769
  DLJ Mortgage Acceptance Corporation
    (Est. Mat. 2007) (a)                    Series 1997                            7.818       2026        8,000,000      7,870,000
  FHA Pool #02043143 (Est. Mat. 1999) (a)   Blair House Project                    9.125       2034        3,374,009      3,648,147
  FHA Pool #02043143 (Est. Mat. 1999) (a)   Blair House Project                   10.250       2034        2,500,587      2,650,661
  FHLMC (Est. Mat. 2010) (a)                Series G8 Class SB inverse floater     9.600       2023          191,912        157,727
  FHLMC Trust (Est. Mat. 2004) (a)          Series 47, Class A                     5.000       2022        5,000,000      4,398,438
  FNMA (Est. Mat. 2004) (a)                 Series 1993-248, Class SA              3.213       2023       12,510,527      9,081,861

SCHEDULE OF INVESTMENTS-- FEBRUARY 28, 1997 (UNAUDITED)

                                                                                 INTEREST   MATURITY        PAR           MARKET
                                                                                   RATE       DATE         VALUE          VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
  FNMA (Est. Mat. 2004) (a)                 Series 1993-196, Class SC              5.374%      2008    $   5,700,000   $  4,741,688
  FNMA Trust (Est. Mat. 2007) (a)           Series 1993 038 Class L                5.000       2022        5,000,000      4,185,900
  GS Mortgage Securities Corporation
    (Est. Mat. 2007) (a)                    Series 1996-PL                         7.410       2027        4,700,000      4,600,859
  Marine Midland (Est. Mat. 1997) (a)       Series 1991-3                          8.000       2024        3,434,960      3,429,592
  Merrill Lynch Mortgage Investors,
    Incorporated (Est. Mat. 2007) (a)       Series 1996-C1                         7.420       2026        5,000,000      4,963,281
  Merrill Lynch Mortgage Investors,
    Incorporated (Est. Mat. 2000) (a)       Series 1992 D Class B                  8.500       2017        1,407,091      1,463,009
  Morgan Stanley, Incorporated
    (Est. Mat. 2001) (a) (b)                Series 1996 Class A                    6.475       2010        4,909,581      4,766,897
  Morgan Stanley, Incorporated
    (Est. Mat. 2006) (a) (b)                Series 1996-WF1 Class B                6.587       2006        2,000,000      1,903,750
  Paine Webber Mortgage Acceptance
    Corporation IV (Est. Mat. 2006) (a)     Series 1993-4                          7.500       2023        2,851,796      2,802,660
  Residential Asset Securitization Trust
    (Est. Mat. 2008) (a)                    Series 1996-A3 Class A9                7.500       2026        5,000,000      4,767,187
  Ryland Acceptance Corporation
    (Est. Mat. 2000) (a)                    Series 88, Class E                     7.950       2019        9,778,521      9,818,222
  Shearson Lehman, Incorporated
    (Est. Mat. 2004) (a)                    Series V, Class 5                      7.500       2019        5,000,000      4,962,500
  Volvo Car Finance Grantor Trust
    (Eff. Yield 6.62%) (Est. Mat. 1996)
    (a) (b) (c)                             Series 1993-2 Class A                  0.000       1997          105,455        105,291
  Zale Funding Trust (Est. Mat. 1999) (a)   Series 1994-1 Class A2                 7.325       2003       11,000,000     11,120,312
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST-- $101,184,049)                                                         101,123,147
ASSET-BACKED SECURITIES (0.7%) (COST-- $3,983,750)
  Cargill Lease Receivables Trust           Series 1996-A Class A2                 6.430       2005        4,000,000      3,950,625
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (14.5%)
  FHLMC                                     Global Note                            6.700       2007        5,575,000      5,531,459
  United States Treasury Bonds                                                     6.500       2026        8,300,000      7,918,698
  United States Treasury Bonds                                                     7.875       2021       26,250,000     29,047,200
  United States Treasury Notes                                                     6.250       2002        8,250,000      8,194,560
  United States Treasury Notes                                                     6.500       2006        5,215,000      5,174,271
  United States Treasury Strip
    (Eff. Yield 8.71%) (c)                                                         0.000       2021      106,250,000     18,893,375

TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (COST-- $74,586,905)                                                  74,759,563

                                                        (CONTINUED ON NEXT PAGE)

PAGE 12
KEYSTONE DIVERSIFIED BOND FUND (B-2)

SCHEDULE OF INVESTMENTS-- FEBRUARY 28, 1997 (UNAUDITED)

                                                                                                                          MARKET
                                                                                                                          VALUE
TOTAL FIXED INCOME (COST-- $501,318,891)                                                                               $506,646,352
                                                                                                              SHARES
COMMON STOCK (0.0%) (COST-- $2)
  PM Holdings Corporation (d)                                                                                  1,618              2

                                                                                 INTEREST   MATURITY     MATURITY
                                                                                   RATE       DATE         VALUE
REPURCHASE AGREEMENT (4.1%) (COST-- $21,273,000)
  Keystone Joint Repurchase Agreement
    (Investments in repurchase agreements,
    in a joint trading account, purchased
    2/28/97) (e)                                                                   5.413%    3/3/97      $21,282,596     21,273,000
TOTAL INVESTMENTS (COST-- $522,591,893)                                                                                 527,919,354
OTHER ASSETS AND LIABLITIES-- NET (-2.3%)                                                                               (12,029,923)
NET ASSETS (100%)                                                                                                      $515,889,431

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(d) Non-income producing security.

(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.

Legend of Portfolio Abbreviations:

FHA-- Federal Housing Administration

FHLMC-- Federal Home Loan Mortgage Corporation

FNMA-- Federal National Mortgage Association

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                       NET UNREALIZED
EXCHANGE                                           U.S. VALUE AT       IN EXCHANGE     APPRECIATION/
  DATE                                           FEBRUARY 28, 1997     FOR U.S. $       DEPRECIATION
Forward Foreign Currency Exchange Contracts
to Sell
                             Contracts to Deliver
04/28/97      9,670,000       British Pounds        $15,739,470        $15,709,205        $(30,265)
05/09/97     47,299,000         German Marks         28,173,804        28,878,360          704,556
05/27/97     21,649,440     Canadian Dollars         15,931,920        15,998,699           66,779

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                     ENDED
                                                                  FEBRUARY 28,                 YEAR ENDED AUGUST 31,
                                                                      1997         1996      1995      1994       1993       1992

                                                                  (UNAUDITED)
Net asset value beginning of period                                   $14.65       $15.09    $15.28    $17.06      $16.44    $15.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.47         0.95      1.06      1.06        1.28      1.33
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                         0.57        (0.35)     0.11     (1.62)       0.70      1.14
Total from investment operations                                        1.04         0.60      1.17     (0.56)       1.98      2.47
LESS DISTRIBUTIONS FROM:
Net investment income                                                  (0.51)       (0.96)    (1.06)    (1.22)      (1.28)    (1.33)
In excess of net investment income                                         0            0     (0.22)        0       (0.08)    (0.07)
Tax basis return of capital                                                0        (0.08)    (0.08)        0           0         0
Total distributions                                                    (0.51)       (1.04)    (1.36)    (1.22)      (1.36)    (1.40)
NET ASSET VALUE END OF PERIOD                                         $15.18       $14.65    $15.09    $15.28      $17.06    $16.44
TOTAL RETURN (A)                                                        7.16%        4.03%     8.13%    (3.53%)     12.73%    16.88%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                        1.88%(b)(c)  1.84%(b)  1.81%     1.75%       1.89%     1.99%
  Net investment income                                                 6.26%(c)     6.42%     7.05%     6.48%       7.73%     8.29%
Portfolio turnover rate                                                   66%         246%      178%      200%        133%      117%
Net assets end of period (thousands)                                $515,889     $559,792  $734,837  $814,245  $1,004,393  $902,339

 (a) Excluding applicable sales charges.

(b) Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.87% (annualized) for the six months ended February 28, 1997 and 1.83% for the year ended August 31, 1996.

 (c) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE DIVERSIFIED BOND FUND (B-2)

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997
(UNAUDITED)

ASSETS (NOTE 2)
 Investments at market value
   (identified cost-- $522,591,893)             $527,919,354
 Cash                                                252,138
 Receivable for:
   Interest                                        9,001,787
   Investments sold                                6,911,100
   Fund shares sold                                  138,395
 Net unrealized appreciation on forward
   foreign currency exchange contracts               771,335
 Prepaid expenses and other assets                   129,496
     Total assets                                545,123,605
LIABILITIES (NOTES 2, 4 AND 5)
 Payable for:
   Investments purchased                          17,716,561
   Reverse repurchase agreement                    8,065,541
   Fund shares redeemed                            1,233,158
   Distributions to shareholders                   1,267,451
 Distribution fees payable                           873,190
 Net unrealized depreciation on forward
   foreign currency exchange contracts                30,265
 Due to related parties                               12,701
 Other accrued expenses                               35,307
     Total liabilities                            29,234,174
NET ASSETS                                      $515,889,431
NET ASSETS REPRESENTED BY
 Paid-in capital                                $672,745,544
 Accumulated distributions in excess of net
   investment income                              (2,715,199)
 Accumulated net realized loss on investments
   and foreign currency related transactions    (160,079,290)
 Net unrealized appreciation on investments
   and foreign currency related transactions       5,938,376
     Total net assets                           $515,889,431
NET ASSET VALUE PER SHARE (NOTE 2)
 Net asset value of $515,889,431433,981,190
   outstanding shares of beneficial interest    $      15.18

SEE NOTES TO FINANCIAL STATEMENTS.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)

INVESTMENT INCOME
 Interest (Net of foreign
   witholding tax of $4,459)                        $22,107,450
EXPENSES (NOTES 4, 5 AND 6)
 Distribution Plan expenses         $ 2,713,986
 Management fee                       1,490,237
 Transfer agent fees                    655,739
 Custodian fees                         137,423
 Accounting, auditing and legal
   fees                                  32,503
 Trustees' fees and expenses             14,090
 Other                                   63,312
     Total expenses                                   5,107,290
 Less: Indirectly paid expenses                         (32,096)
Net expenses                                          5,075,194
NET INVESTMENT INCOME                                17,032,256
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 (NOTE 3)
Net realized gain on:
 Investments                          6,618,743
 Foreign currency related
   transactions                       3,210,524
Net realized gain on investments
 and foreign currency related
 transactions                                         9,829,267
Net change in unrealized
 appreciation on:
 Investments                         10,642,469
 Foreign currency related
   transactions                       1,037,384
Net change in unrealized
 appreciation on investments and
 foreign currency related
 transactions                                        11,679,853
Net realized and unrealized gain
 on investments and foreign
 currency related transactions                       21,509,120
Net increase in net assets
 resulting from operations                          $38,541,376

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED         YEAR ENDED
                                                                                     FEBRUARY 28, 1997    AUGUST 31, 1996

                                                                                        (UNAUDITED)
OPERATIONS:
  Net investment income                                                                $  17,032,256       $  42,141,831
  Net realized gain on investments and foreign currency related transactions               9,829,267             323,307
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                        11,679,853         (14,654,381)
     Net increase in net assets resulting from operations                                 38,541,376          27,810,757
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
  Net investment income                                                                  (18,300,501)        (42,020,420)
  Tax basis return of capital                                                                      0          (2,935,918)
     Total distributions to shareholders                                                 (18,300,501)        (44,956,338)
NET INCREASE (DECREASE) IN CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold                                                               21,569,041          89,671,653
  Payments for shares redeemed                                                           (95,796,787)       (273,136,100)
  Net asset value of shares issued in reinvestment of dividends and distributions         10,084,364          25,564,686
     Total decrease from capital share transactions                                      (64,143,382)       (157,899,761)
       Total decrease in net assets                                                      (43,902,507)       (175,045,342)
NET ASSETS:
  Beginning of period                                                                    559,791,938         734,837,280
  End of period [Including accumulated distributions in excess of net investment
     income as follows: 1997-- ($2,715,199) and 1996-- ($1,446,954)] (Note 1)          $ 515,889,431       $ 559,791,938

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE DIVERSIFIED TERM BOND FUND (B-2)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFCANT ACCOUNTING POLICIES

Keystone Diversified Bond Fund (B-2) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide maximum income without undue risk of principal.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows:

market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

G. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

H. DISTRIBUTIONS

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency transactions for income tax purposes that have been recognized for financial statement purposes.

PAGE 18
KEYSTONE DIVERSIFIED BOND FUND (B-2)

2. CAPITAL SHARE TRANSACTIONS

The Fund's Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                 SIX MONTHS
                                   ENDED       YEAR ENDED
                                  02/28/97      08/31/96
Shares sold                       1,421,638      5,954,123
Shares redeemed                  (6,329,063)   (18,152,163)
Shares issued in reinvestment
  of dividends and
  distributions                     667,510      1,709,087
Net decrease                     (4,239,915)   (10,488,953)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended February 28, 1997:

                              COST OF         PROCEEDS
                             PURCHASES       FROM SALES
Non-U.S. Government         $193,849,887    $277,042,706
U.S. Government              158,025,905     136,623,036

  As of August 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $169,901,000 which expires as follows:
$38,243,000-- 1998; $85,002,000-- 1999; $26,644,000-- 2003 and
$20,012,000-- 2004.
  The average daily balance of reverse repurchase agreements outstanding during the six months ended February 28, 1997 was $6,534,838 at a weighted average interest rate of 4.60%. The maximum amount of borrowing during the six months ended February 28, 1997 was $16,852,313 (including accrued interest).

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  Under the Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and at the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof would be within permitted limits.
  At February 28, 1997 total unpaid distribution costs were $16,840,396.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the six months ended February 28, 1997, the Fund paid or accrued $11,834 to Keystone for certain accounting services. The Fund paid or accrued $655,739 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended February 28, 1997, the Fund incurred total custody fees of $137,423 and received a credit of $32,096 pursuant to this expense offset arrangement, resulting in a net custody expense of $105,327. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. SUBSEQUENT DISTRIBUTION TO SHAREHOLDERS

A distribution from net investment income of $0.080 was declared payable by March 6, 1997 to shareholders of record on February 25, 1997. These distribution are not reflected in the accompanying financial statements.

PAGE 20
KEYSTONE DIVERSIFIED TERM BOND FUND (B-2)

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                  24,637,539      595,375
  Laurence B. Ashkin                24,635,973      596,941
  Charles A. Austin III             24,639,103      593,812
  Foster Bam                        24,634,864      598,051
  George S. Bissell                 24,624,879      608,036
  Edwin D. Campbell                 24,638,566      594,349
  Charles F. Chapin                 24,637,540      595,375
  K. Dun Gifford                    24,640,440      592,475
  James S. Howell                   24,631,987      600,928
  Leroy Keith, Jr.                  24,635,000      597,915
  F. Ray Keyser, Jr.                24,636,653      596,262
  Gerald M. McDonell                24,630,133      602,782
  Thomas L. McVerry                 24,636,774      596,141
  William Walt Pettit               24,629,098      603,817
  David M. Richardson               24,640,492      592,423
  Russell A. Salton, III M.D.       24,632,527      600,388
  Michael S. Scofield               24,631,011      601,903
  Richard J. Shima                  24,639,258      593,657
  Andrew J. Simons                  24,623,011      609,904

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY:

  Affirmative            23,977,890
  Against                   368,163
  Abstain                   886,862

                                  Glossary of
                               Mutual Fund Terms

  MUTUAL FUND-- A company which combines the investment money of many people whose fnancial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefts of diversifcation, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER-- An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK-- Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND-- Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY-- A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND-- A mutual fund whose assets are invested in a diversifed portfolio of short-term securities, including commercial paper, bankers' acceptances, certifcates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE-- The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND-- A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN-- The proft from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD-- The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN-- The change in value of a fund investment over a specifed period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM-- An investment with a maturity of one year or less.

  LONG-TERM-- An investment with a maturity of greater than one year.

  AVERAGE MATURITY-- The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE-- The offering price of a share of a mutual fund is the price at which the share is sold to the public.

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



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



                                     KEYSTONE
                                  FUND FAMILY
                                   (diamond)
                            Quality Bond Fund (B-1)
                          Diversified Bond Fund (B-2)
                          High Income Bond Fund (B-4)
                              Balanced Fund (K-1)
                          Strategic Growth Fund (K-2)
                          Growth and Income Fund (S-1)
                           Mid-Cap Growth Fund (S-3)
                        Small Company Growth Fund (S-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                                 Tax Free Fund
                                  Liquid Trust

          (Evergreen Keystone
           logo appears here)

     Evergreen Keystone Distributor, Inc.
     230 Park Avenue
     New York, New York 10169

                                    KEYSTONE

                              (photo of Lighthouse
                                  apears here)

                                   DIVERSIFIED
                                BOND FUND (B-2)

                              (Evergreen Keystone
                               logo appears here)

                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 1997